UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2013

THE WILLIAMS COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 918/573-2000

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 918/573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 12, 2013, Williams Partners L.P. (the “Partnership”) entered into a commercial paper program (the “Program”) pursuant to which the Partnership may issue short-term, unsecured commercial paper notes (the “Notes”) pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Securities Act”). Amounts available under the Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate principal amount of Notes outstanding under the Program at any time not to exceed $2.0 billion. The net proceeds of issuances of the Notes are expected to be used to fund planned capital expenditures and for other general Partnership purposes. The Partnership’s $2.4 billion revolving credit agreement, which expires on June 3, 2016, is available to repay the Notes, if necessary.

The maturities of the Notes will vary but may not exceed 397 days from the date of issue. The Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par, or, alternatively, will be sold at par and bear varying interest rates on a fixed or floating basis.

Four commercial paper dealers will each act as a dealer under the Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of a commercial paper dealer agreement entered into between the Partnership and each Dealer (each, a “Dealer Agreement”). A national bank will act as issuing and paying agent under the Program.

Each Dealer Agreement provides the terms under which the respective Dealer will either purchase from us or arrange for the sale by us of the Notes pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The Dealer Agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions; a form of Dealer Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as though it were fully set forth herein. The description above is a summary of the Program and is qualified in its entirety by the terms of the Program as set forth in the form of Dealer Agreement.

From time to time, one or more of the Dealers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to the Partnership and its affiliates for which they have received or will receive customary fees and expenses.

The Notes have not been and will not be registered under the Securities Act or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the short-term, unsecured commercial paper program described under Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Commercial Paper Dealer Agreement, dated as of March 12, 2013, between Williams Partners L.P., as Issuer, and the Dealer party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

/s/ William H. Gault
William H. Gault Assistant Secretary

DATED: March 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC, its General Partner

By:	/s/ William H. Gault
William H. Gault Assistant Secretary

DATED: March 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Commercial Paper Dealer Agreement, dated as of March 12, 2013, between Williams Partners L.P., as Issuer, and the Dealer party thereto.